Exhibit 99.1

VF CORPORATION APPROVES SEPARATION OF KONTOOR BRANDS, INC.

GREENSBORO, N.C. – April 30, 2019 – VF Corporation (NYSE: VFC), a global leader in branded lifestyle apparel, footwear and accessories, today announced that its Board of Directors has approved the previously announced separation of VF’s Jeanswear organization into an independent, publicly traded company. The new company, named Kontoor Brands, Inc., will include the Wrangler®, Lee® and Rock & Republic® brands, and the VF OutletTM business.

The separation will be achieved through the distribution of 100 percent of the shares of Kontoor Brands to holders of VF common stock. VF shareholders entitled to receive the distribution will receive a book-entry account statement or a credit to their brokerage account reflecting their ownership of Kontoor Brands common stock.

The distribution of Kontoor Brands’ shares is expected to be completed after the market close on May 22, 2019, with VF shareholders receiving one share of Kontoor Brands common stock for every seven shares of VF common stock held at the close of business on the record date of May 10, 2019. Fractional shares of Kontoor Brands common stock will not be distributed. Any fractional share of Kontoor Brands common stock otherwise issuable to a VF shareholder will be sold in the open market on such shareholder’s behalf, and such shareholder will receive a cash payment for the fractional share based on its pro rata portion of the net cash proceeds from all sales of fractional shares.

Following the distribution of Kontoor Brands’ common stock on May 22, 2019, Kontoor Brands will be an independent, publicly traded company. Kontoor Brands has received approval for the listing of its common stock on the New York Stock Exchange under the symbol “KTB.”

Prior to the distribution, VF expects to mail an information statement to all shareholders entitled to receive the distribution of shares of Kontoor Brands’ common stock. The information statement will describe Kontoor Brands, including the risks of owning Kontoor Brands’ common stock and other details regarding the spin-off.

The completion of the distribution is subject to a number of customary conditions, including the Securities and Exchange Commission (SEC) having declared effective Kontoor Brands’ Registration Statement on Form 10, as amended, which Kontoor Brands has filed with the SEC and is available at the SEC’s website at http://www.sec.gov.

VF expects to receive an opinion from its tax advisors confirming the tax-free status of the spin-off to VF and its stockholders (except to the extent of cash received in lieu of fractional shares).

VF expects that a “when-issued” public trading market for Kontoor Brands’ common stock will commence on or about May 9, 2019 under the symbol “KTB WI”, and will continue through the distribution date. VF also anticipates that “regular-way” trading of Kontoor Brands’ common stock will begin on May 23, 2019, the first trading day following the distribution date.

Beginning on or about May 9, 2019, and through the distribution date, it is expected that there will be two ways to trade VF common stock – either with or without the distribution of Kontoor Brands’ common stock. VF shareholders who sell their shares of VF common stock in the “regular-way” market (that is, the normal trading market on the NYSE under the symbol “VFC”) after the record date and on or prior to the distribution date will be selling their right to receive shares of Kontoor common stock in connection with the spin-off. It is

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anticipated that shares of VF common stock will also trade ex-distribution (that is, without the right to receive the Kontoor Brands distribution) during that period under the symbol “VFC WI.” Investors are encouraged to consult with their financial advisors regarding the specific implications of buying or selling shares of VF common stock on or before the distribution date.

Barclays acted as financial advisor to VF regarding the spin-off.

About VF

VF Corporation (NYSE: VFC) outfits consumers around the world with its diverse portfolio of iconic lifestyle brands, including Vans®, The North Face®, Timberland®, Wrangler® and Lee®. Founded in 1899, VF is one of the world’s largest apparel, footwear and accessories companies with socially and environmentally responsible operations spanning numerous geographies, product categories and distribution channels. VF is committed to delivering innovative products to consumers and creating long-term value for its customers and shareholders. For more information, visit www.vfc.com.

About Kontoor Brands

Kontoor Brands, Inc. (NYSE: KTB) will be a global lifestyle apparel company, with a portfolio led by some of the world’s most iconic denim brands: Wrangler®, Lee® and Rock & Republic®. Kontoor Brands designs, manufactures and distributes superior high-quality products that look good and fit right, giving people around the world the freedom and confidence to express themselves. Kontoor Brands is focused on leveraging its global platform, strategic sourcing model and best-in-class supply chain to drive brand growth and deliver long-term value for its stakeholders.

Forward-looking Statements

Certain statements included in this release and attachments are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting VF and Kontoor and therefore involve several risks and uncertainties. You can identify these statements by the fact that they use words such as “will,” “anticipate,” “estimate,” “expect,” “should,” and “may” and other words and terms of similar meaning or use of future dates. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of operations or financial condition of VF or Kontoor to differ materially from those expressed or implied by forward-looking statements in this release include, but are not limited to: risks associated with the proposed spin-off of VF’s Jeanswear business, including the risk that the spin-off will not be consummated within the anticipated time period or at all; the risk of disruption to VF’s business in connection with the proposed spin-off and that VF could lose revenue as a result of such disruption; the risk that the companies resulting from the spin-off do not realize all of the expected benefits of the spin-off; the risk that the spin-off will not be tax-free for U.S. federal income tax purposes; the risk that there will be a loss of synergies from separating the businesses that could negatively impact the balance sheet, profit margins or earnings of both businesses; and the risk that the combined value of the common stock of the two publicly-traded companies will not be equal to or greater than the value of VF common stock had the spin-off not occurred. There are also risks associated with the relocation of VF’s global headquarters and a number of brands to the metro Denver area, including the risk of significant disruption to VF operations, the temporary diversion of management resources and loss of key employees who have substantial experience and expertise in VF’s business, the risk that VF may encounter difficulties retaining employees who elect to

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transfer and attracting new talent in the Denver area to replace our employees who are unwilling to relocate, the risk that the relocation may involve significant additional costs to us and that the expected benefits of the move may not be fully realized. Other risks for both companies include foreign currency fluctuations; the level of consumer demand for apparel, footwear and accessories; disruption to distribution systems; reliance on a small number of large customers; the financial strength of customers; fluctuations in the price, availability and quality of raw materials and contracted products; disruption and volatility in the global capital and credit markets; response to changing fashion trends, evolving consumer preferences and changing patterns of consumer behavior, intense competition from online retailers, manufacturing and product innovation; increasing pressure on margins; ability to implement their business strategy; ability to grow their international and direct-to-consumer businesses; each company and its vendors’ ability to maintain the strength and security of information technology systems; the risk that facilities and systems and those of third-party service providers may be vulnerable to and unable to anticipate or detect data security breaches and data or financial loss; ability to properly collect, use, manage and secure consumer and employee data; stability of manufacturing facilities and foreign suppliers; continued use by suppliers of ethical business practices; ability to accurately forecast demand for products; continuity of members of management; ability to protect trademarks and other intellectual property rights; possible goodwill and other asset impairment; maintenance by licensees and distributors of the value of VF’s brands; ability to execute and integrate acquisitions; changes in tax laws and liabilities; legal, regulatory, political and economic risks; the risk of economic uncertainty associated with the pending exit of the United Kingdom from the European Union (“Brexit”) or any other similar referendums that may be held; and adverse or unexpected weather conditions. More information on potential factors that could affect VF’s financial results is included from time to time in VF’s public reports filed with the Securities and Exchange Commission, including VF’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and more information on potential factors that could affect Kontoor Brands’ financial results is included in Kontoor Brands’ registration statement on Form 10 filed with the Securities and Exchange Commission.

CONTACT:

VF Corporation

Joe Alkire, 336-424-7711

Vice President, Corporate Development, Investor Relations and

Financial Planning & Analysis

or

Craig Hodges, 336-424-5636

Vice President, Corporate Affairs

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